SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 28, 2025

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Explanatory Note

This Amendment to the Current Report on Form 8-K filed on June 12, 2025 amends such 8-K to add a new Item 1.01 and attach Richard Geary’s Advisory Services Agreement as an exhibit.

Item 1.01	Entry Into a Material Definitive Agreement

On October 28, 2025, Ionis Pharmaceuticals, Inc. (the “Company”) and Richard Geary entered into an Advisory Services Agreement (the “Agreement”) pursuant to which Dr. Geary will provide advisory services to the Company following his retirement from the Company in January 2026.

The term of the Agreement will begin on January 16, 2026, and will continue through February 13, 2027 (the “Advisory Period”), but may be terminated earlier by either party with at least 15 days’ advance written notice

Under the Agreement, Dr. Geary will receive a total fee of $300,000. If Dr. Geary performs more than 16 hours of advisory services in any calendar week during the Advisory Period, the Company will pay Dr. Geary at the rate of $400 per hour for such additional hours above 16, up to a maximum of six additional hours in any week during the Advisory Period. In no event will the total amount paid by Company to Dr. Geary under the Agreement exceed $450,000 without the Company’s prior written authorization

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Advisory Services Agreement between the Registrant and MedDev Insights LLC for the services of Richard Geary dated January 16, 2026. Portions of this exhibit have been omitted because they are both (i) not material and (ii) the type that the Registrant treats as private or confidential.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: November 3, 2025	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel